Exhibit 10.4

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

Change Order Form # 30

Change order under Agreement dated: Fifth Amendment to Development and Clinical Supplies Agreement dated December 14, 2012

Between: Radius Health, Inc and 3M

Project Name: For the development of Radius’ Abaloparatide compound delivered via 3M’s Microstructured Transdermal Delivery System

Change requested by: Radius
Name: Michele Gehrt
Company: 3M
Date: 24June2016

Description of change:
Radius has requested that 3M complete stability testing in support of the process experiments (CO29), ready to coat (RTC), and Phase I clinical supplies of the sMTS abaloparatide (ABL) product. In addition, they would like 3M to cross-in and validate (level 1) their UPLC impurity method and evaluate development of an in-vitro screening dissolution method. Separate change orders will be issued to complete the process experiments and the manufacture of the clinical supplies. The activities and deliverables in this Workplan are intended to support the further development of an optimized, sMTS abaloparatide product that demonstrates comparability (including pharmacokinetic bioequivalence or bioavailability) to the abaloparatide-SC injection product. The total estimated costs are $[*].
Scope:
3M will conduct the tasks necessary to complete the: 1) stability testing, 2) UPLC method validation and 3) evaluation of an in-vitro screening dissolution method.

Assumptions:

•	Process experiment stability for [*] only

◦	1, 3, 6 and 12 months at [*]; 12 month testing is optional

◦	2, 4, 8 and 12 weeks at [*]

◦	Test content and content uniformity

◦	Stability data to be used in the IND to establish retest dates for the clinical lot

•	RTC stability for 3 formulations

o	[*]

o	[*]

o	[*]

o	1, 2, 4 weeks at [*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

Change Order Form # 30

o	Test purity, viscosity and content

•	Clinical Stability for all three formulations listed above

o	1, 3, 6 and 12 months at [*]; 12 month testing is optional

o	2, 4, 8 and 12 weeks at [*]

o	Testing includes: content, impurities, moisture, pouch integrity, pod integrity, packet ID, release from steel, release of patch from tabs, appearance, endotoxin and microbials.

•	UPLC impurity method

o	Cross-in Radius’ method

o	Complete the method validation to Level 1 (sufficient for Phase I)

•	In-Vitro screening dissolution method

o	3M will spend 1 FTE month exploring the development of a screening dissolution method
Deliverables:

•	Presentations at JTT meetings outlining work as progressed.

•	Stability Data

•	UPLC Method Validation (Level 1)
Timing:
The required effort in hours, duration of the study in months, and estimated costs for the work plan are summarized in the table below.

Task	Estimated Effort (hours)	Estimated Duration (month)	Estimated Direct Costs ($)
Process Experimental Stability, RTC Stability and Phase I Clinical Stability UPLC Method In-vitro screening dissolution method exploration	1734	12 1 1	$[*]

Total Estimated Costs: $[*]

In all other respects, the terms and conditions of the Agreement remain in full force and effect.

Requested task, dates and costs are approved by:

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[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

Change Order Form # 30

Company: Radius Health, Inc	Company: 3M

Name: Gary Hattersley	Name: Michele Gehrt

Signature: /s/ Gary Hattersley	Signature: /s/ Michele Gehrt

Position: CSO	Position: Commercialization Mgr

Date (dd/mm/yy): 24 June 2016	Date (dd/mm/yy): 24/06/16

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[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.